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EXHIBIT 10.5

NETZERO, INC.
AMENDMENT TO STOCK RESTRICTION AGREEMENT

    THIS AMENDMENT TO STOCK RESTRICTION AGREEMENT (this "Amendment") is dated as of April 8, 1999, between Ronald T. Burr ("Founder") and NetZero, Inc. (the "Company"). All capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Stock Restriction Agreement dated as of September 11, 1998 (the "Agreement"), between Founder and the Company.

    In consideration of good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1.  Section 2(c) of the Agreement is hereby amended by adding the following language to the end of such paragraph:

    "Notwithstanding the foregoing, the Repurchase Right shall automatically lapse with respect to all shares of Unvested Stock in the event Founder is terminated without cause following, or in connection with, a Corporate Transaction. As used in this Section, the term "Corporate Transaction" shall mean either of the following shareholder-approved transactions:

    (i)
    a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

    (ii)
    the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation or dissolution of the Company.

      2.  In all other respects, the Agreement shall remain unchanged and in full force and effect in accordance with the terms thereof.

    IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above written.

NETZERO, INC.
By:	/s/ MARK R. GOLDSTON Mark R. Goldston Chief Executive Officer
/s/ RONALD T. BURR Ronald T. Burr

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EXHIBIT 10.5
AMENDMENT TO STOCK RESTRICTION AGREEMENT